TEN STIX, INC.
                             A Colorado Corporation

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Ten Stix, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Sawyer, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: May 12, 2004                           /s/ Thomas E. Sawyer
                                             _________________________________
                                             By:  Thomas E. Sawyer
                                             Its:   President and C.E.O.